                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 14, 2000


                              SEMTECH CORPORATION
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            (Exact name of registrant as specified in its charter)


       Delaware                   1-6395                   95-2119684
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    (State or other             (Commission             (I.R.S. Employer
    jurisdiction of             File Number)           Identification No.)
     incorporation)


652 Mitchell Road
Newbury Park, California                                      91320
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (805) 498-2111

                                      N/A
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         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     The Registrant issued the press release, filed as Exhibit 99.1 hereto, on February 14, 2000.

Item 7(c) Exhibits

     99.1   Registrant's press release of February 14, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEMTECH CORPORATION


Date: February 14, 2000                By: /s/ John M. Baumann
                                          -----------------------------------
                                          John M. Baumann,
                                          Treasurer